UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 24, 2025.

PANAMERA HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-55569	46-5707326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 West Loop South, Suite 1820 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 878-7200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Upon unanimous consent of the Board, Panamera Holdings Corporation (Panamera) entered into a binding Letter of Intent (LOI) with Rain Cage Carbon, Inc. (Rain Cage) and was signed by Rain Cage on June 20, 2025. The LOI outlines the proposal to license the innovative systems of Rain Cage for use in the U.S and Mexico, details of the Note Agreement, and serves as a framework for permanent licensing and definitive agreements.

LETTER OF INTENT

May 31, 2025

Mr. Blair Aiken, Chairman

RAIN CAGE CARBON, INC.

3 Wexford Bay SW

Calgary, AB, Canada T3H 0E2

Dear Blair,

It is with enthusiasm and a shared vision for a sustainable future that Panamera Holdings Corporation ("Panamera") presents this binding Letter of Intent (LOI) to Rain Cage Carbon, Inc. ("Rain Cage"). We've been captivated by your groundbreaking technologies, and we're eager to forge a partnership that leverages our extensive business, financial, technology, and metals expertise to unlock tremendous value for our shareholders.

This LOl outlines our proposal to license your innovative systems for use and pursue our strategic partnership and merger of the two companies. This combination merges your innovative technologies with our capabilities for mutual prosperity and success, in one company.

Licensing Agreement

Panamera will have a license to Rain Cage's Eden™ system technology for carbon conversion to fullerenes and nanotubes, as well as your Knights Charge green power system. These pioneering technologies are set to redefine industries, and Panamera's deep experience in the metals business and financial structuring -coupled with our ability to supply critical raw materials like aluminum, creates a synergy that maximizes shareholder value.

• Consideration: The license fee for the Rain Cage technologies will consist of a series of payments up to $4,900,000 USDs in the form of 18-month note, principle and interest paid without prejudice with all payments going to reduce principle, an ongoing license fee of twenty-five percent (25%) of the Net Income (optimized for corporate tax purposes) or generated by the Rain Cage technologies and a grant of 27,000,000 restricted common shares of Panamera. Panamera Corporation will pick up the benefit of the intangible assets of the intellectual property historically invested by Rain Cage for their technology. This is intended to reflect the significant value we place on your intellectual property and its potential when paired with our expertise.

• Scope: The license will grant Panamera rights in the United States and Mexico to deploy, manufacture, and commercialize these technologies, ensuring Rain Cage's innovations thrive with Panamera's robust supply chain and industry knowledge to fuel their commercial success, while preserving your strategic interests globally.

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Mutual Intent to Merge

• Vision: This merger will establish the company as a leader in carbon conversion and clean energy, with Panamera's metals expertise and supply capabilities enhancing the Eden and HPA systems' scalability and profitability, driving exceptional returns for shareholders.

• Exclusivity: Panamera Holdings Corporation will serve as the exclusive license holder of these technologies in the United States and Mexico, working closely with Rain Cage to leverage our metals acumen and fuel your systems, ensuring a seamless, value-maximizing operation.

• Friendly Resolve: We're fully committed to this, Blair, and confident you will see the shareholder value in providing an exclusive license to Panamera. This is a strong step toward our shared future of solution driven growth with immediate impact.

Next Steps

This LOI is binding and serves as a framework for our licensing and definitive agreements. We propose:

• A 90-day exclusivity period to finalize terms.

• Payments on the license of $1,000,000 USD or more will be paid in June 2025.

This will serve to further bind the agreement, and additional payments will follow until the definitive agreements are completed and note is paid.

• The two companies’ goal is to work towards completion and signing of final said agreements by June 30, 2025.

• Any payments made by Panamera on Rain Cage's behalf are inclusive of payments.

We're excited to blend Rain Cage's innovation with Panamera's scale, creating tremendous value for our shareholders in the United States. Let's connect soon to hammer out the details and make this happen- our teams are ready to move fast and firm.

Warm regards,

T. Benjamin Jennings

Chairman and CEO

Panamera Holdings Corporation

tbj@panameraholdings.com

Accepted and Agreed: May 31, 2025

Rain Cage Carbon, Inc.

Date: May 31, 2025

AGREEMENT IN PRINCIPLE: PROMISSORY NOTE

Principal Amount: $4,900,000 USD

Maker: Panamera Holdings Corporation ("Panamera")

Payee: Rain Cage Carbon, Inc. ("Rain Cage")

Date: May 31, 2025

Maturity Date: November 30, 2026 (18 months from date)

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Payment Terms:

1. Principal Payments: The principal amount of $4,900,000 USD shall be repaid in accordance with the following schedule:

• Payments shall be made quarterly over 18 months, starting October 1, 2025, or following the prepayment clause.

2. Payment Schedule:

• Initial Payment Intention: $500,000 USD on or before June 30, 2025, with the intention to pay the balance in June with one automatic extension till July 31, 2025.

• Quarterly Payments: $650,000 USD (= $3,900,000 / 18 months) starting October 1, 2025, and continuing until November 30, 2026.

3. Vesting Schedule:

• Vesting schedule for restricted shares per license agreement.

3 (a) One third paid within 5 business days of execution

3 (b) At the end of year 2 and 3 in 33.33% increments sequentially with ability and expectation to accelerate without penalty.

Interest Terms:

• Accrued interest shall be paid in kind through the issuance of additional shares of Panamera's restricted common stock at the risks free rate of return of 4.9% annually.

• The number of shares to be issued shall be determined based on the average closing price of Panamera's common stock over the 15 trading days preceding the payment date, but in any case not less than $2.00 per share USD.

• No cash interest payments shall be made,

Prepayment Clause:

If Panamera has funds available in excess of the scheduled payment amount, Panamera will apply such excess funds to reduce the outstanding principal balance.

Cross-Securitization:

• The note shall be secured by 27,000,000 restricted common shares of Panamera Holdings Corporation, which shall be held in escrow until the note is fully repaid.

• In the event of default, Rain Cage shall have the right to sell or transfer the shares to satisfy the outstanding principal balance. All of the stock will collateralize performance on the USA/Mexico license agreements, specifically tied to referenceable patents and financial proformas to be mutually agreed upon.

Default Provisions:

• If Panamera fails to make any payment when due, Rain Cage and Panamera shall engage in good faith discussions to resolve the matter.

If the parties are unable to reach a resolution, Rain Cage and Panamera may accelerate the maturity date and demand resolution of any disputed performance items.

Governing Law:

• This note shall be governed by and construed in accordance with the laws of the State of Texas, without regard to its conflict of laws principles.

Acceptance:

By signing below, the parties acknowledge that they have read, understand, and agree to the terms and conditions of this promissory note.

Panamera Holdings Corporation:

Signature:

T. Benjamin Jennings, Chairman and CEO

Date: May 31, 2025

Rain Cage Carbon, Inc:

Signature

Blair Aiken, Chairman

Date. May 31, 2025

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANAMERA HOLDINGS CORPORATION

/s/ T. Benjamin Jennings
T. Benjamin Jennings
Chairman of the Board, Chief Executive Officer, and Director

Date: June 24, 2025

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